Exhibit 10.1

                              EMPLOYMENT AGREEMENT

                  This AGREEMENT is entered into on September 25, 2006 by and between Sonia Clark (the "Executive") and Align Technology, Inc., a Delaware corporation (the "Company").

                  1.       Duties and Scope of Employment.
                           ------------------------------

                              (a)  Position.  For the term of her employment
    under this Agreement ("Employment"), the Company agrees to employ the Executive in the position of Vice President, Human Resources. The Executive shall report to the Chief Executive Officer (the "CEO"). The Executive accepts such employment and agrees to discharge all of the duties normally associated with said position, and to faithfully and to the best of her abilities perform such other services consistent with her position as Vice President, Human Resources as may from time to time be assigned to him by the CEO.

                              (b)  Obligations  to the Company.  During the term
    of her Employment, the Executive shall devote her full business efforts and time to the Company. The Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the CEO, provided, however, that the Executive may, without the approval of the CEO, serve in any capacity with any civic, educational or charitable organization. The Executive may own, as a passive investor, no more than one percent (1%) of any class of the outstanding securities of any publicly traded corporation.

                              (c)  No  Conflicting  Obligations.  The  Executive
    represents and warrants to the Company that she is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with her obligations under this Agreement. The Executive represents and warrants that she will not use or disclose, in connection with her employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest and that her employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. The Executive represents and warrants to the Company that she has returned all property and confidential information belonging to any prior employers.

                              (d)  Commencement  Date. The Executive  commenced
    full-time Employment on September 25, 2006.

                  2.       Cash and Incentive Compensation.
                           -------------------------------

                              (a)  Salary.  The Company shall pay the Executive
    as compensation for her services a base salary at a gross annual rate of $250,000, payable in accordance with the Company's standard payroll schedule. The compensation specified in this Subsection (a), together with any adjustments by the Company from time to time, is referred to in this Agreement as "Base Salary."

                                       1.

                              (b)  Target  Bonus.  The  Executive  shall be
    eligible to participate in an annual bonus program that will provide her with an opportunity to earn a potential annual bonus equal to 60% of the Executive's Base Salary. The amount of the bonus shall be based upon the performance of the Executive, as set by the individual performance objectives described in this Subsection, and the Company in each calendar year, and shall be paid by no later than January 31 of the following year, contingent on the Executive remaining employed by the Company as of such date. The Executive's individual performance objectives and those of the Company's shall be set by the CEO after consultation with the Executive by no later than March 31, of each calendar year. Any bonus awarded or paid to the Executive will be subject to the discretion of the Board; provided, however, that for calendar year 2006, the Company guarantees that Executive will be paid a prorated bonus based on the number of days of such year that the Executive was employed by the Company equal to $37,500.

                              (c)  Incentive  Awards.  The  Executive  shall be
    eligible for an annual incentive stock option grant and/or restricted stock unit award subject to the approval of the Board. The per share exercise price of the option will be equal to the per share fair market value of the common stock on the date of grant, as determined by the Board of Directors. The term of such option shall be ten (10) years, subject to earlier expiration in the event of the termination of the Executive's Employment. The Executive shall vest in 25% of the option shares after the first twelve
    (12) months of continuous service and shall vest in the remaining option shares in equal monthly installments over the next three (3) years of continuous service. Each restricted stock unit award vests 25% on the one year anniversary of the date of grant with 6.25% vesting quarterly thereafter. The grant of each such option and/or restricted stock unit shall be subject to the other terms and conditions set forth in the Company's 2005 Incentive Plan and in the Company's standard form of stock option agreement and restricted stock unit agreement, as applicable.

                  3.       Vacation and Executive Benefits. During the term of
                           -------------------------------
her Employment, the Executive shall be eligible for 17 days vacation per year, in accordance with the Company's standard policy for senior management, as it may be amended from time to time. During the term of her Employment, the Executive shall be eligible to participate in any employee benefit plans maintained by the Company for senior management, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

                  4.       Business Expenses. During the term of her Employment,
                           -----------------
the Executive shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with her duties hereunder. The Company shall reimburse the Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

                  5.       Term of Employment.
                           ------------------

                              (a)  Basic Rule. The Company agrees to continue
    the Executive's Employment, and the Executive agrees to remain in Employment with the Company, from the commencement date set forth in Section 1(d) until the date when the Executive's Employment terminates pursuant to Subsection
    (b) below. The Executive's Employment with the Company shall be "at will," and either the Executive or the Company may terminate the Executive's Employment at any time, for any reason, with or without Cause. Any contrary representations, which may have been made to the Executive shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Executive and the Company on the "at will" nature of the Executive's Employment, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company.

                                       2.

                              (b)  Termination.  The  Company may terminate the
    Executive's Employment at any time and for any reason (or no reason), and with or without Cause, by giving the Executive notice in writing. The Executive may terminate her Employment by giving the Company fourteen (14) days advance notice in writing. The Executive's Employment shall terminate automatically in the event of her death or Permanent Disability. For purposes of this Agreement, "Permanent Disability" shall mean that the Executive has become so physically or mentally disabled as to be incapable of satisfactorily performing the duties under this Agreement for a period of one hundred eighty (180) consecutive calendar days.

                              (c)  Rights Upon  Termination.  Except as
    expressly provided in Section 6, upon the termination of the Executive's Employment pursuant to this Section 5, the Executive shall only be entitled to the compensation, benefits and reimbursements described in Sections 2, 3 and 4 for the period preceding the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Executive.

                              (d)  Termination of Agreement.  The  termination
    of this Agreement shall not limit or otherwise affect any of the Executive's obligations under Section 7.

                  6.       Termination Benefits.
                           --------------------

                              (a)  General  Release.  Any  other  provision  of
    this Agreement notwithstanding, Subsections (b), (c) or (d) below shall not apply unless the Executive (i) has executed a general release in a form prescribed by the Company of all known and unknown claims that he may then have against the Company or persons affiliated with the Company, and (ii) has agreed not to prosecute any legal action or other proceeding based upon any of such claims.

                              (b)  Termination  without Cause.  If, during the
    term of this Agreement, and not in connection with a Change of Control as addressed in Subsection (c) below, the Company terminates Executive's employment without Cause or Executive resigns for Good Reason, then:

                                    (i)     the  Executive  shall  immediately
         vest in an additional number of shares under all outstanding options and restricted stock units as if she had performed twelve (12) additional months of service; and.

                                    (ii)    the  Company  shall  pay  the
         Executive, in a lump sum upon the effectiveness of the General Release to be executed by Executive in accordance with Section 6(a) above, an amount equal to: (x) the then current year's Target Bonus prorated for the number of days of Executive is employed in said year; (y) one year's Base Salary; and (z) the greater of the then current year's Target Bonus or the actual prior year's bonus. The Executive's Base Salary shall be paid at the rate in effect at the time of the termination of Employment.

                              (c)  Upon a Change of Control.  In the event of
    the occurrence of a Change in Control while the Executive is employed by the
    Company:

                                    (i)     the  Executive  shall  immediately
         vest in an additional number of shares under all outstanding options and restricted stock units as if she had performed twelve (12) additional months of service; and

                                       3.

                                    (ii)    if within  twelve (12) months
         following the occurrence of the Change of Control, one of the following events occurs:

                                            (A) the  Executive's  employment is
                                            terminated by the Company  without
                                            Cause; or

                                            (B) the Executive resigns for Good
                                            Reason

                                    then  the  Executive  shall  immediately
         vest as to all shares under all outstanding options and restricted stock units and the Company shall pay the Executive, in a lump sum, an amount equal to: (i) the then current year's Target Bonus prorated for the number of days of Executive is employed in said year; (ii) one year's Base Salary; and (iii) the greater of the then current year's Target Bonus or the actual prior year's bonus. The Executive's Base Salary shall be paid at the rate in effect at the time of the termination of Employment.

                              (d)  Health Insurance.  If Subsection (b) or (c)
    above applies, and if the Executive elects to continue her health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") following the termination of his Employment, then the Company shall pay the Executive's monthly premium under COBRA until the earliest of (i) 12 months following the termination of the Executive's Employment, or (ii) the date upon which the Executive commences employment with an entity other than the Company.

                              (e)  Definition of  "Cause."  For  all purposes
    under this Agreement, "Cause" shall mean any of the following:

                                    (i)     Unauthorized  use or  disclosure  of
         the confidential information or trade secrets of the Company;

                                    (ii)    Any breach of this  Agreement or the
         Employee Proprietary Information and Inventions Agreement between the Executive and the Company;

                                    (iii)   Conviction  of,  or a plea of
         "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

                                    (iv)    Misappropriation  of the  assets of
         the Company or any act of fraud or embezzlement by Executive, or any act of dishonesty by Executive in connection with the performance of her duties for the Company that adversely affects the business or affairs of the Company; or

                                    (v)     Intentional  misconduct or the
         Executive's failure to satisfactorily perform his/her duties after having received written notice of such failure and at least thirty (30) days to cure such failure.

                  The foregoing shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for the termination of the Executive's Employment.

                              (f)  Definition  of "Good  Reason."  For  all
    purposes under this Agreement, the Executive's resignation for "Good Reason" shall mean the Executive's resignation within ninety (90) days the occurrence of any one or more of the following events:

                                       4.

                                    (i)     The  Executive's   position,
         authority  or   responsibilities   being significantly reduced;

                                    (ii)    The  Executive   being  asked  to
         relocate her principal place of employment such that her commuting distance from her residence prior to the Change of Control is increased by over thirty-five (35) miles;

                                    (iii)   The Executive's annual Base Salary
                  or bonus being reduced; or

                                    (iv)    The Executive's benefits being
                  materially reduced.

                              (g)  Definition  of "Change of  Control."  For
    all purposes under this Agreement, "Change of Control" shall mean any of the following:

                                    (i)     a sale of all or substantially all
         of the assets of the Company;

                                    (ii)    the  acquisition  of more than fifty
         percent (50%) of the common stock of the Company (with all classes or series thereof treated as a single class) by any person or group of persons;

                                    (iii)   a  reorganization  of the Company
         wherein the holders of common stock of the Company receive stock in another company (other than a subsidiary of the Company), a merger of the Company with another company wherein there is a fifty percent (50%) or greater change in the ownership of the common stock of the Company as a result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation; or

                                    (iv)    in the  event  that  the  common
         stock is traded on an established securities market, a public announcement that any person has acquired or has the right to acquire beneficial ownership of more than fifty percent (50%) of the then-outstanding common stock and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission, or the commencement of or public announcement of an intention to make a tender offer or exchange offer for more than fifty percent (50%) of the then outstanding Common Stock.

                              (h)  Section 409A.  Notwithstanding  anything to
    the contrary in this Agreement, any cash severance payments otherwise due to Executive pursuant to this Section 6 or otherwise on or within the six-month period following Executive's termination will accrue during such six-month period and will become payable in a lump sum payment on the date six (6) months and one (1) day following the date of Executive's termination, provided, that such cash severance payments will be paid earlier, at the times and on the terms set forth in the applicable provisions of this
    Section 6, if the Company reasonably determines that the imposition of additional tax under Section 409A of the Internal Revenue Code of 1986, as amended ("Code Section 409A"), will not apply to an earlier payment of such cash severance payments. In addition, this Agreement will be deemed amended to the extent necessary to avoid imposition of any additional tax or income recognition prior to actual payment to Executive under Code Section 409A and any temporary, proposed or final Treasury Regulations and guidance promulgated thereunder and the parties agree to cooperate with each other and to take reasonably necessary steps in this regard.

                                       5.

                  7.       Non-Solicitation and Non-Disclosure.
                           -----------------------------------

                              (a)  Non-Solicitation.  During the period
    commencing on the date of this Agreement and continuing until the first anniversary of the date when the Executive's Employment terminated for any reason, the Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on the Executive's own behalf or on behalf of any other person or entity) the employment of any employee of the Company or any of the Company's affiliates.

                              (b)  Proprietary  Information.  As a  condition
    of employment, the Executive has entered into a Proprietary Information and Inventions Agreement with the Company, attached to this Agreement as Exhibit A, which is incorporated herein by reference.

                  8.       Successors.
                           ----------

                              (a)  Company's  Successors.  This  Agreement shall
    be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

                              (b)  Executive's  Successors.   This  Agreement
    and all rights of the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  9.       Miscellaneous Provisions.
                           ------------------------

                              (a)  Notice.  Notices and all other communications
    contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                              (b)  Modifications  and Waivers.  No provision of
    this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                              (c)  Whole  Agreement.   No  other  agreements,
    representations or understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement and the Proprietary Information and Inventions Agreement contain the entire understanding of the parties with respect to the subject matter hereof.

                              (d)  Withholding  Taxes.  All payments made under
    this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

                                       6.

                              (e)  Choice of Law. The validity,  interpretation,
    construction and performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

                              (f)  Severability. The invalidity or
    unenforceability of any provision or provisions of this Agreement shal not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

                              (g)  Arbitration.  Each party agrees that any and
    all disputes which arise out of or relate to the Executive's employment, the termination of the Executive's employment, or the terms of this Agreement shall be resolved through final and binding arbitration. Such arbitration shall be in lieu of any trial before a judge and/or jury, and the Executive and Company expressly waive all rights to have such disputes resolved via trial before a judge and/or jury. Such disputes shall include, without limitation, claims for breach of contract or of the covenant of good faith and fair dealing, claims of discrimination, claims under any federal, state or local law or regulation now in existence or hereinafter enacted and as amended from time to time concerning in any way the subject of the Executive's employment with the Company or its termination. The only claims not covered by this Agreement to arbitrate disputes are: (i) claims for benefits under the unemployment insurance benefits; (ii) claims for workers' compensation benefits under any of the Company's workers' compensation insurance policy or fund; (iii) claims arising from or relating to the non-competition provisions of this Agreement; and (iv) claims concerning the validity, infringement, ownership, or enforceability of any trade secret, patent right, copyright, trademark or any other intellectual property right, and any claim pursuant to or under any existing confidential/proprietary/trade secrets information and inventions agreement(s) such as, but not limited to, the Proprietary Information and Inventions Agreement. With respect to such disputes, they shall not be subject to arbitration; rather, they will be resolved pursuant to applicable law.

                  Arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association ("AAA Rules"), provided, however, that the arbitrator shall allow the discovery authorized by California Code of Civil Procedure section 1282, et seq., or any other discovery required by applicable law in arbitration proceedings, including, but not limited to, discovery available under the applicable state and/or federal arbitration statutes. Also, to the extent that any of the AAA Rules or anything in this arbitration section conflicts with any arbitration procedures required by applicable law, the arbitration procedures required by applicable law shall govern.

                  Arbitration will be conducted in Santa Clara County, California or, if the Executive does not reside within 100 miles of Santa Clara County at the time the dispute arises, then the arbitration may take place in the largest metropolitan area within 50 miles of the Executive's place of residence when the dispute arises.

                  During the course of the arbitration, the Executive and the Company will each bear equally the arbitrator's fee and any other type of expense or cost of arbitration, unless applicable law requires otherwise, and each shall bear their own respective attorneys' fees incurred in connection with the arbitration. The arbitrator will not have authority to award attorneys' fees unless a statute or contract at issue in the dispute authorizes the award of attorneys' fees to the prevailing party. In such case, the arbitrator shall have the authority to make an award of attorneys' fees as required or permitted by the applicable statute or contract. If there is a dispute as to whether the Executive or the Company is the prevailing party in the arbitration, the arbitrator will decide this issue.

                                       7.

                  The arbitrator shall issue a written award that sets forth the essential findings of fact and conclusions of law on which the award is based. The arbitrator shall have the authority to award any relief authorized by law in connection with the asserted claims or disputes. The arbitrator's award shall be subject to correction, confirmation, or vacation, as provided by applicable law setting forth the standard of judicial review of arbitration awards. Judgment upon the arbitrator's award may be entered in any court having jurisdiction thereof.

                              (h)  No Assignment.  This Agreement and all rights
    and obligations of the Executive hereunder are personal to the Executive and may not be transferred or assigned by the Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

                              (i)  Counterparts.  This Agreement may be executed
    in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [The remainder of this page intentionally left blank.]

                                       8.

                  IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                                                   SONIA CLARK

                                                          /s/ Sonia Clark
                                                          ----------------------

                                                   ALIGN TECHNOLOGY, INC.

                                                          /s/ Thomas M. Prescott
                                                          ----------------------
                                                   By:    Thomas M. Prescott
                                                   Title: President and CEO

                                       9.

                                    EXHIBIT A
                                    ---------

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
                                   (ATTACHED)

                                       10.

                             ALIGN TECHNOLOGY, INC.

                        EMPLOYEE PROPRIETARY INFORMATION
                            AND INVENTIONS AGREEMENT

                           In consideration of my employment or continued
employment by ALIGN TECHNOLOGY, INC. (the "Company"), and the compensation now and hereafter paid to me, I hereby agree as follows:

1. PROPRIETARY INFORMATION. At all times during my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing. "Proprietary Information" shall mean any and all confidential and/or proprietary knowledge, data or information of the Company, its affiliated entities, customers and suppliers, including but not limited to information relating to products, processes, know-how, designs, formulas, methods, developmental or experimental work, improvements, discoveries, inventions, ideas, source and object codes, data, programs, other works of authorship, and plans for research and development. During my employment by the Company I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person.

2.       ASSIGNMENT OF INVENTIONS.

         2.1. Proprietary Rights. The term "Proprietary Rights" shall mean all trade secret, patent, copyright, mask work and other intellectual property rights throughout the world.

         2.2. Inventions. The term "Inventions" shall mean all trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques.

         2.3. Prior Inventions. I have set forth on Exhibit B (Previous Inventions) attached hereto a complete list of all Inventions that I have, alone or jointly with others, made prior to the commencement of my employment with the Company that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement (collectively referred to as "Prior Inventions"). If no such disclosure is attached, I represent that there are no Prior Inventions. If, in the course of my employment with the Company, I incorporate a Prior Invention into a Company product, process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, Prior Inventions in any Company Inventions without the Company's prior written consent.

         2.4. Assignment of Inventions. Subject to Section 2.6 and except for those Inventions which I can prove qualify fully under the provisions of California Labor Code 2870 (as set forth in Exhibit A), I hereby assign and agree to assign in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto). I will, at the Company's request, promptly execute a written assignment to the Company of any such Company Invention, and I will preserve any such Invention as part of the Proprietary Information of the Company (the "Company Inventions").

         2.5. Obligation to Keep Company Informed. I will promptly and fully disclose in writing to the Company all Inventions during my employment and for one (1) year after my employment, including any that may be covered by Section 2870. I agree to assist in every proper way and to execute those documents and take such acts as are reasonably requested by the Company to obtain, sustain and from time to time enforce patents, copyrights and other rights and protections relating to Inventions in the United States or any other country.

                                       11.

         2.6. Government or Third Party. I also agree to assign all my right, title and interest in and to any particular Company Invention to a third party, including without limitation the United States, as directed by the Company.

3. NO CONFLICTING OBLIGATION. I REPRESENT that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

4. RETURN OF COMPANY DOCUMENTS. Upon termination of my employment with the Company for any reason whatsoever, voluntarily or involuntarily, and at any earlier time the Company requests, I will deliver to the person designated by the Company all originals and copies of all documents and other property of the Company in my possession, under my control or to which I may have access. I will not reproduce or appropriate for my own use, or for the use of others, any property, Proprietary Information or Company Inventions.

5. LEGAL AND EQUITABLE REMEDIES. Because my services are personal and unique and because I may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

6. NOTICES. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.

7. EMPLOYMENT. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with my right or the Company's right to terminate my employment at any time, with or without cause.

GENERAL PROVISIONS. This Agreement will be governed by and construed according to the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns. The provisions of this Agreement shall survive the termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The obligations pursuant to Sections 1 and 2 of this Agreement shall apply to any time during which I was previously employed, or am in the future employed, by the Company as a consultant if no other agreement governs nondisclosure and assignment of inventions during such period. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

                                       12.

         This Agreement shall be effective as of the first day of my employment with the Company.

Dated: ____________


------------------------------------
(Signature)


------------------------------------
(Printed Name)

ACCEPTED AND AGREED TO:
ALIGN TECHNOLOGY, INC.

By:
        ----------------------------

Title:
        ----------------------------


------------------------------------
(Address)


------------------------------------

Dated: _____________

                                       13.

                                    EXHIBIT A

                         LIMITED EXCLUSION NOTIFICATION

         THIS IS TO NOTIFY you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and the Company does not require you to assign or offer to assign to the Company any invention that you developed entirely on your own time without using the Company's equipment, supplies, facilities or trade secret information except for those inventions that either:

         1. Relate at the time of conception or reduction to practice of the invention to the Company's business, or actual or demonstrably anticipated research or development of the Company;

         2.       Result from any work performed by you for the Company.

To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

         This limited exclusion does not apply to any patent or invention covered by a contract between the Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

         I ACKNOWLEDGE RECEIPT of a copy of this notification.

                                               By:
                                                      --------------------------
                                                      (PRINTED NAME OF EMPLOYEE)

                                               Date:
                                                      --------------------------

WITNESSED BY:


--------------------------------
(PRINTED NAME OF REPRESENTATIVE)

                                       A-1.

                                    EXHIBIT B

TO:      ALIGN TECHNOLOGY, INC.

FROM:
         ----------------------
DATE:
         ----------------------
SUBJECT: Previous Inventions

1. Except as listed in Section 2 below, the following is a complete list of all inventions or improvements relevant to the subject matter of my employment by ALIGN TECHNOLOGY, INC. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

         [ ]      No inventions or improvements.

         [ ]      See below:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

[ ]      Additional sheets attached.

2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Section 1 above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

        INVENTION OR IMPROVEMENT        PARTY(IES)           RELATIONSHIP

1.
        ------------------------     --------------        ------------------
2.
        ------------------------     --------------        ------------------
3.
        ------------------------     --------------        ------------------

[ ]     Additional sheets attached.

                                       2.